                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                 Gary R. Petersen

Address:                              1100 LOUISIANA STREET, SUITE 4900
                                      HOUSTON, TX 77002

Designated Filer:                     RNBD GP LLC

Issuer & Ticket Symbol:               ECLIPSE RESOURCES CORPORATION [ECR]

Date of Event Requiring Statement:    06/24/2014

Signature:                            /s/ Gary R. Petersen
                                      -----------------------------------------

Date:                                 06/26/2014

Name:                                 David B. Miller

Address:                              1100 LOUISIANA STREET, SUITE 4900
                                      HOUSTON, TX 77002

Designated Filer:                     RNBD GP LLC

Issuer & Ticket Symbol:               ECLIPSE RESOURCES CORPORATION [ECR]

Date of Event Requiring Statement:    06/24/2014

Signature:                            /s/ David B. Miller
                                      -----------------------------------------

Date:                                 06/26/2014